UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 19, 2007 (December 31, 2006)

     CIT Equipment Collateral 2004-VT1
(Exact Name of Registrant as Specified in its Charter)

CIT Funding Company, LLC
(Exact Name of Registrant/depositor as Specified in its Charter)

CIT Financial USA, Inc.
(Exact name of sponsor as specified in its Charter)

Delaware	333-53688-03	83-0388773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

     c/o The Bank of New York
Attn: Corporate Trust Department,
CIT Equipment Collateral 2004-VT1
101 Barclay Street, Floor 12 East
New York, New York 10286
(Address of principal executive offices and zip code)

Registrants’ telephone number, including area code: (212) 328-7538

N/A
(Former name or former address, if changed since last report)

Exhibit Index Appears on Page 3.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 7 – Regulation FD

Item 7.01      Regulation FD Disclosure.

The Issuing Entity is filing this report on Form 8-K for purposes of furnishing certain pool data and related asset information about the Issuing Entity’s securitized assets as at December 31, 2006, pursuant to Regulation FD (17 CFR 243.100 through 243.103) . Please see Item 9.01(d), Exhibit 99.1, the Pool Data Report as at December 31, 2006, furnished herewith, which contains such data and related information.

Section 9 – Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

(d).      Exhibits.

         The following are furnished herewith. The exhibit numbers correspond with 601 of Regulation S-K.

Exhibit Number:	Description of Document:

99.1	Pool Data Report as at December 31, 2006.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Issuing Entity has duly caused this report to be signed by the Servicer on its behalf by the undersigned hereunto duly authorized.

CIT EQUIPMENT COLLATERAL 2004-VT1
(Issuing entity)

CIT FINANCIAL USA, INC.,
as Servicer

By:	/s/ Mark A. Carlson
Name: Mark A. Carlson
Title: Senior Vice President - Corporate Treasury

Dated: March 19, 2007

EXHIBIT INDEX:

Exhibit Number:	Description of Document:

99.1	Pool Data Report as at December 31, 2006.